UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2021

CLEARBRIDGE

ALL CAP GROWTH ESG ETF

CACG

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Legg Mason Funds held in your account with your financial intermediary.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to achieve long-term capital appreciation.

II	ClearBridge All Cap Growth ESG ETF

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge All Cap Growth ESG ETF for the twelve-month reporting period ended September 30, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

Effective March 31, 2021, Aram E. Green joined the Fund’s portfolio management team.

On July 1, 2021, ClearBridge All Cap Growth ETF implemented revisions to its name and principal investment strategies to reflect its use of environmental, social and governance (“ESG”) criteria in its security selection process. The name of the Fund changed from ClearBridge All Cap Growth ETF to ClearBridge All Cap Growth ESG ETF. For more information, please see the Fund’ prospectus supplement dated June 24, 2021.

It is anticipated that Richard A. Freeman will step down as a member of the Fund’s portfolio management team effective December 31, 2021. Thereafter, Mr. Freeman will continue as a senior advisor and member of ClearBridge Investments, LLC’s Management Committee.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

ClearBridge All Cap Growth ESG ETF	III

Letter from the president

We look forward to helping you meet your financial goals.

Sincerely,

Patrick O’Connor

President and Chief Executive Officer - Investment Management President

October 29, 2021

IV	ClearBridge All Cap Growth ESG ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. The ClearBridge All Cap Growth ESG ETF (the “Fund”) (prior to July 1, 2021, known as ClearBridge All Cap Growth ETF) seeks to achieve long-term capital appreciation. The Fund seeks to invest in a diversified portfolio of large, medium and small capitalization stocks that have the potential for above-average long-term earnings and/or cash flow growth and meet its financial and environmental, social and governance (“ESG”) criteria. Under normal circumstances, the Fund invests at least 80% of its net assets in securities that meet its financial and ESG criteria.

We at ClearBridge Investments, LLC (“ClearBridge”), the Fund’s subadviser, use a bottom-up investment process that seeks to find inefficiently priced companies with strong fundamentals, incentive-driven management teams, dominant positions in niche markets and/or goods and services that are in high customer demand. We rely on extensive fundamental research that looks to identify companies with a range of growth opportunities while evaluating the company’s business model, financial structure and management acumen. Research is conducted by our portfolio managers with input from the sector analysts of ClearBridge’s Fundamental Research Team. The team utilizes proprietary and independent research to identify companies whose projected rapid growth in earnings and cash flow is based on their participation in new products or markets.

The ESG evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria as well as ESG considerations including innovative workplace policies, employee benefits and programs; environmental management system strength, eco-efficiency, and life-cycle analysis; community involvement, strategic philanthropy, and reputation management; and strong corporate governance and independence of the board. The ESG analysis is conducted by the fundamental analyst platform on a sector-specific basis, and a proprietary ESG rating is assigned to each company.

For large company growth stocks, the team seeks companies that exhibit superior balance sheets, exceptional management teams and long-term, consistent operating histories. We seek to complement a core group of large capitalization companies with tactical stocks that reflect themes within the prevailing market environment. When looking at small- and medium-sized company growth stocks, we focus on companies with rapid earnings growth potential, unrecognized values, industry leadership and management teams that have a significant ownership stake. The Fund may invest up to 25% of its net assets (at the time of investment) in the equity securities of foreign issuers, either directly or through depositary receipts. We anticipate using a long-term approach to investing that typically results in low portfolio turnover. However, we may take a more active approach to the portfolio, depending upon market conditions.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equities delivered robust performance as easy monetary policy and ambitious fiscal spending to ward off the stubborn COVID-19 pandemic and support an economic recovery helped the S&P 500 Indexi to a gain of 30.00%. Growth stocks also delivered stout returns but trailed their value counterparts with the benchmark Russell 3000 Growth Indexii advancing 27.57% compared to a return of 36.64% for the Russell 3000 Value Indexiii.

ClearBridge All Cap Growth ESG ETF 2021 Annual Report	1

Fund overview (cont’d)

The period began with positive developments for COVID-19 vaccines and resolution of the U.S. election, which led to a broadening of market leadership. The mega cap and momentum trades that had lifted markets for the last several years and presented relative headwinds for the Fund showed signs of fatigue, with value stocks outperforming growth stocks in the fourth quarter of 2020 for the first time since 2018. Stocks benefited as Joe Biden won the race for president and looked set to govern with a small majority in Congress. Meanwhile, more fiscal stimulus along with positive COVID-19 vaccine trial results from Pfizer/BioNTech and Moderna increased optimism about an eventual return to normal economic activity, sparking a rally in cyclical areas of the market. Subsequent U.S. Food and Drug Administration (“FDA”) approval and initial distribution of the vaccines in December further bolstered the upswing.

The vaccine-propelled rotation in market leadership continued to gain strength in the first quarter of 2021, with efforts to reflate the economy through fiscal and monetary stimulus providing a bid to attractively priced growth companies. Energy was the best performer in the benchmark as crude oil prices rose 21%, while the Information Technology (“IT”) and Consumer Discretionary sectors, prime beneficiaries of the work-from-home and e-commerce boom during the pandemic, underperformed.

Ongoing stimulus and easy monetary policy continued to provide support in the spring and summer of 2021, with strong earnings also having a salutary effect on market returns. Growth stocks began to rebound from oversold levels following better than expected first-quarter earnings reports and continued to rise through August after the Federal Reserve Board (the “Fed”)iv signaled its vigilance in monitoring a recent spike in inflation. Fed Chairman Jerome Powell’s acknowledgement of the inflation threat and the potential to move up the planned timeline of interest rate increases initially spooked markets. Investors soon became convinced, however, that policymakers won’t tolerate runaway inflation and will address the risk progressively rather than wait too long and have to hike rates aggressively.

After the yield curvev flattened in the second quarter, rising signs of inflation and a change of tone from the Fed about plans to scale back its accommodative monetary policy caused yields to rise to the end of the reporting period, pressuring most growth stocks.

The cyclical Energy (+91.89%) sector, which has only a minimal weighting in the Russell 3000 Growth Index, was the strongest performer, lifted by a more than 100% jump in crude oil prices. Among sectors with more meaningful exposures, Communication Services (+46.21%) and IT (+30.07%) also outperformed. The Health Care (+23.87%), Consumer Discretionary (+21.48%) and Industrials (+19.92%) sectors, meanwhile, trailed the benchmark.

2	ClearBridge All Cap Growth ESG ETF 2021 Annual Report

Q. How did we respond to these changing market conditions?

A. We took advantage of the market rotation toward value stocks and cyclicals that we saw to start the period, using the rebound in commodity prices, namely oil and steel, to exit longstanding positions in energy and materials companies, NOV Inc. and Nucor, respectively, as well as financials names, Charles Schwab and American Express. In our efforts to increase the up capture of the portfolio and improve our relative performance during strong market periods, proceeds from these sales were directed into disruptive companies with large addressable markets as well as established growth companies with leading positions in the secular growth areas of digital transformation, including software, e-commerce and digital services. We believe these moves should provide greater balance and growth participation for the Fund going forward.

One such example is DocuSign, the leading provider of electronic agreement services for businesses. DocuSign was a new purchase in the first calendar quarter of 2021 that we have subsequently added to significantly. DocuSign’s eSignature offering allows agreements to be transacted digitally and is appealing to both small and large organizations. We have been following the company since it was private. Although the growth of its e-signature business accelerated during COVID-19 lockdowns, DocuSign is targeting additional markets in today’s anywhere economy and its strong recent results eased fears that the company was simply a pandemic beneficiary.

Within the broader digital services space, we initiated a position in Netflix where we believe the risk/reward is compelling after the stock traded sideways over the last year due to muted recent subscriber growth resulting from COVID-19-related content production delays. Netflix operates a high-quality subscription business with room for continued growth in a large addressable market. We believe Netflix has a strategic advantage in scaling its business given its large content library and lead versus peers in establishing local content studios and partnerships. The company is also entering the video game market with a focus on mobile games, which could open up new growth opportunities and lower subscriber churn over time. Despite still-heavy content investments, Netflix was free cash flow positive in 2020 and is expected to grow free cash flows in 2022 and beyond. In addition, its progress on margin expansion remains underappreciated.

We have also been looking for multiyear secular trends outside of the IT and Internet sectors to help us maintain a portfolio that can perform well in markets with varied sector or factor leadership. In particular, electrification of the global economy and the transition to electric vehicles (EVs) are areas where we continue to add exposure. We are investing in the brains behind EVs through NXP in the control center, Wolfspeed for power management and Aptiv for safety features. Global rideshare leader Uber will also be a key player in the transition from internal combustion engines to EVs. We extended our exposure to electricity infrastructure critical to power EVs with the purchase of Eaton, a manufacturer of power management products for a variety of end markets.

ClearBridge All Cap Growth ESG ETF 2021 Annual Report	3

Fund overview (cont’d)

Given the many uncertainties facing investors in the current environment, we would not be surprised to see continued volatility going forward. Regardless of whether market leadership broadens again from the mega cap growth names, we expect to be opportunistic during market and short-term stock dislocations to continue to seed the portfolio with attractive growth businesses that can thrive regardless of investor flows or general sentiment. As growth becomes scarcer and earnings start to normalize, we are gravitating to companies that can continue to post strong results through the cycle. Active management is essential to take advantage of volatility to create attractive entry points in competitively advantaged businesses in growing end markets and those where we see a multiyear improvement story.

Performance review

For the twelve months ended September 30, 2021, ClearBridge All Cap Growth ESG ETF generated a 23.67% return on a net asset value (“NAV”)vi basis and 23.54% based on its market price per sharevii.

The performance table shows the Fund’s total return for the twelve months ended September 30, 2021 based on its NAV and market price as of September 30, 2021. The Fund’s broad-based market index, the Russell 3000 Growth Index, returned 27.57% over the same time frame. The Lipper Multi-Cap Growth Funds Category Averageviii returned 27.37% for the period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of September 30, 2021 (unaudited)
	6 months	12 months
ClearBridge All Cap Growth ESG ETF:
$48.58 (NAV)	6.56%	23.67	%*†
$48.64 (Market Price)	6.50%	23.54	%*‡
Russell 3000 Growth Index	12.15%	27.57%
Lipper Multi-Cap Growth Funds Category Average	9.11%	27.37%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns shown are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated January 29, 2021, the gross total annual fund operating expense ratio for the Fund was 0.53%.

4	ClearBridge All Cap Growth ESG ETF 2021 Annual Report

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund’s positions in all ten sectors in which it was invested (out of eleven sectors in total) contributed positively to performance for the period. The greatest contributions to absolute returns came from the Fund’s holdings in the IT and Communication Services sectors.

Relative to the benchmark, Russell 3000 Growth Index, stock selection in the Materials and Industrials sectors, an overweight allocation to Communication Services and an underweight allocation to the Consumer Staples sector contributed to returns.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Amazon.com in the Consumer Discretionary sector, the UnitedHealth Group in the Health Care sector, Microsoft, Seagate Technology and Broadcom in the IT sector as well as Facebook in the Communication Services sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark index, the Fund’s overall stock selection and sector allocation detracted from performance. In particular, stock selection in the Health Care sector was the primary headwind to results. Stock selection in the Consumer Discretionary, Communication Services and IT sectors and the Fund’s cash positions also had negative impacts on relative returns.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in Vertex Pharmaceuticals in the Health Care sector, Alibaba in the Consumer Discretionary sector as well as Citrix Systems, Splunk and Fidelity National Information Services in the IT sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period, we established new positions in Atlassian, DocuSign, HubSpot, ASML and Workday in the IT sector, Netflix, Sea Limited and Match Group in the Communication Services sector as well as Lyft and Eaton in Industrials sector. We also closed positions in Freeport McMoRan and Nucor in the Materials sector, Zoetis, Amgen, Alexion Pharmaceuticals and BioMarin Pharmaceutical in the Health Care sector, VMware, Nutanix, Texas Instruments and Nuance Communications in the IT sector, Alibaba in the Consumer Discretionary sector, Charles Schwab and American Express in the Financial sector, Anheuser-Busch InBev and Costco Wholesale in the Consumer Staples sector, and Raytheon Technologies, L3Harris Technologies and C.H. Robinson Worldwide and NOV Inc. in the Energy sector.

ClearBridge All Cap Growth ESG ETF 2021 Annual Report	5

Fund overview (cont’d)

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “CACG” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

6	ClearBridge All Cap Growth ESG ETF 2021 Annual Report

Thank you for your investment in ClearBridge All Cap Growth ESG ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter Bourbeau

Portfolio Manager

ClearBridge Investments, LLC

Evan Bauman

Portfolio Manager

ClearBridge Investments, LLC

Richard Freeman

Portfolio Manager

ClearBridge Investments, LLC

Margaret Vitrano

Portfolio Manager

ClearBridge Investments, LLC

Aram E. Green

Portfolio Manager

ClearBridge Investments, LLC

October 29, 2021

ClearBridge All Cap Growth ESG ETF 2021 Annual Report	7

Fund overview (cont’d)

RISKS: Equity securities are subject to market and price fluctuations. In addition to investments in large-capitalization companies, investments may be made in speculative and/or small-cap and mid-cap companies which involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund’s growth-oriented investment style may increase the risks of investing in the Fund. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears, those expectations will not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on value stocks. The Fund’s environmental, social and governance (“ESG”) investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, may underperform funds that are not subject to such criteria. The Fund’s ESG investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds screened for different ESG standards. In addition, the subadviser may be unsuccessful in creating a portfolio composed of companies that exhibit positive ESG characteristics. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries. Investments may also be made in depositary receipts and other securities of non-U.S. companies in developed and emerging markets which involve risks in addition to those ordinarily associated with investing in domestic securities, including the potentially negative effects of currency fluctuation, political and economic developments, foreign taxation and differences in auditing and other financial standards. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Active management and diversification do not ensure gains or protect against market declines. Distributions are not guaranteed and are subject to change. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2021 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2021 were: Amazon.com Inc. (7.5%), UnitedHealth Group Inc. (5.6%), Facebook Inc. (5.0%), Microsoft Corp. (4.4%), Broadcom Inc. (3.2%), Twitter Inc. (3.1%), Comcast Corp. (3.0%), Visa Inc. (2.7%), NVIDIA Corp. (2.7%) and salesforce.com Inc. (2.4%). Please refer to pages 14 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2021 were: Information Technology (42.4%), Communication Services (16.8%), Health Care (15.1%), Consumer Discretionary (13.0%) and Industrials (7.7%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

8	ClearBridge All Cap Growth ESG ETF 2021 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

iii

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

v	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

vii	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

viii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2021 calculated among the 496 funds for the six-month period and among the 488 funds for the twelve-month period in the Fund’s Lipper category.

ClearBridge All Cap Growth ESG ETF 2021 Annual Report	9

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2021 and September 30, 2020. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

10	ClearBridge All Cap Growth ESG ETF 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on April 1, 2021 and held for the six months ended September 30, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
6.56%	$1,000.00	$1,065.60	0.53%	$2.74	5.00%	$1,000.00	$1,022.41	0.53%	$2.69

[1]	For the six months ended September 30, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

ClearBridge All Cap Growth ESG ETF 2021 Annual Report	11

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 9/30/21	23.67%
Inception* through 9/30/21	16.99

Cumulative total returns
Inception date of 5/3/17 through 9/30/21	99.80%

Market Price
Average annual total returns[2]
Twelve Months Ended 9/30/21	23.54%
Inception* through 9/30/21	17.02

Cumulative total returns
Inception date of 5/3/17 through 9/30/21	100.05%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the ETF’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is May 3, 2017.

12	ClearBridge All Cap Growth ESG ETF 2021 Annual Report

Historical performance

Value of $10,000 invested in

ClearBridge All Cap Growth ESG ETF vs Russell 3000 Growth Index† — May 3, 2017 - September 30, 2021

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in ClearBridge All Cap Growth ESG ETF on May 3, 2017 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2021. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Growth Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Russell 3000 Growth Index (the “Index”) measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Index is unmanaged and not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

ClearBridge All Cap Growth ESG ETF 2021 Annual Report	13

Schedule of investments

September 30, 2021

ClearBridge All Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 98.0%
Communication Services — 16.8%
Entertainment — 3.5%
Liberty Media Corp.-Liberty Formula One, Class A Shares	1,424	$66,999	*
Liberty Media Corp.-Liberty Formula One, Class C Shares	2,184	112,280	*
Lions Gate Entertainment Corp., Class B Shares	9,400	122,200	*
Netflix Inc.	5,000	3,051,700	*
Sea Ltd., ADR	6,083	1,938,835	*
Walt Disney Co.	14,273	2,414,563	*
Total Entertainment		7,706,577
Interactive Media & Services — 8.8%
Facebook Inc., Class A Shares	32,135	10,906,298	*
Match Group Inc.	9,773	1,534,263	*
Twitter Inc.	113,124	6,831,558	*
Total Interactive Media & Services		19,272,119
Media — 4.5%
AMC Networks Inc., Class A Shares	7,691	358,323	*
Comcast Corp., Class A Shares	118,544	6,630,166
Discovery Inc., Class A Shares	44,694	1,134,334	*
Liberty Broadband Corp., Class A Shares	855	143,939	*
Liberty Broadband Corp., Class C Shares	3,763	649,870	*
Liberty Media Corp.-Liberty SiriusXM, Class A Shares	6,076	286,605	*
Liberty Media Corp.-Liberty SiriusXM, Class C Shares	12,153	576,903	*
Total Media		9,780,140
Total Communication Services		36,758,836
Consumer Discretionary — 13.0%
Auto Components — 1.0%
Aptiv PLC	14,083	2,097,944	*
Internet & Direct Marketing Retail — 7.7%
Amazon.com Inc.	4,968	16,320,079	*
Qurate Retail Inc., Class A Shares	46,428	473,101
Total Internet & Direct Marketing Retail		16,793,180
Specialty Retail — 4.3%
Advance Auto Parts Inc.	11,458	2,393,462
Home Depot Inc.	14,494	4,757,800
Ulta Beauty Inc.	6,381	2,303,031	*
Total Specialty Retail		9,454,293
Total Consumer Discretionary		28,345,417
Consumer Staples — 1.0%
Beverages — 1.0%
Monster Beverage Corp.	24,597	2,184,951	*

See Notes to Financial Statements.

14	ClearBridge All Cap Growth ESG ETF 2021 Annual Report

ClearBridge All Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care — 15.1%
Biotechnology — 5.4%
AbbVie Inc.	15,530	$1,675,221
Biogen Inc.	14,716	4,164,481	*
ImmunoGen Inc.	19,660	111,472	*
Ionis Pharmaceuticals Inc.	26,955	904,071	*
Vertex Pharmaceuticals Inc.	27,458	4,980,607	*
Total Biotechnology		11,835,852
Health Care Equipment & Supplies — 1.3%
Alcon Inc.	21,780	1,752,636
Medtronic PLC	8,545	1,071,116
Total Health Care Equipment & Supplies		2,823,752
Health Care Providers & Services — 6.7%
Guardant Health Inc.	19,729	2,466,322	*
UnitedHealth Group Inc.	31,140	12,167,644
Total Health Care Providers & Services		14,633,966
Life Sciences Tools & Services — 1.7%
Thermo Fisher Scientific Inc.	6,497	3,711,931
Total Health Care		33,005,501
Industrials — 7.7%
Air Freight & Logistics — 1.3%
United Parcel Service Inc., Class B Shares	15,885	2,892,659
Building Products — 1.2%
Johnson Controls International PLC	38,453	2,617,880
Electrical Equipment — 0.7%
Eaton Corp. PLC	10,203	1,523,410
Machinery — 0.4%
Pentair PLC	11,773	855,073
Professional Services — 1.1%
IHS Markit Ltd.	20,300	2,367,386
Road & Rail — 1.7%
Lyft Inc., Class A Shares	19,214	1,029,678	*
Uber Technologies Inc.	59,821	2,679,981	*
Total Road & Rail		3,709,659
Trading Companies & Distributors — 1.3%
NOW Inc.	23,356	178,673	*
W.W. Grainger Inc.	6,630	2,605,988
Total Trading Companies & Distributors		2,784,661
Total Industrials		16,750,728

See Notes to Financial Statements.

ClearBridge All Cap Growth ESG ETF 2021 Annual Report	15

Schedule of investments (cont’d)

September 30, 2021

ClearBridge All Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Information Technology — 42.3%
Electronic Equipment, Instruments & Components — 1.6%
TE Connectivity Ltd.	25,160	$3,452,455
IT Services — 3.7%
Akamai Technologies Inc.	6,180	646,366	*
Fidelity National Information Services Inc.	13,694	1,666,286
Visa Inc., Class A Shares	26,510	5,905,103
Total IT Services		8,217,755
Semiconductors & Semiconductor Equipment — 10.2%
ASML Holding NV, Registered Shares	3,130	2,332,194
Broadcom Inc.	14,453	7,008,693
Cree Inc.	25,569	2,064,185	*
NVIDIA Corp.	28,400	5,883,344
NXP Semiconductors NV	11,795	2,310,287
QUALCOMM Inc.	21,709	2,800,027
Total Semiconductors & Semiconductor Equipment		22,398,730
Software — 21.4%
Adobe Inc.	8,705	5,011,643	*
Atlassian Corp. PLC, Class A Shares	8,937	3,498,121	*
Autodesk Inc.	15,666	4,467,473	*
Cerence Inc.	3,377	324,563	*
Citrix Systems Inc.	17,660	1,896,154
DocuSign Inc.	10,086	2,596,439	*
Dolby Laboratories Inc., Class A Shares	18,514	1,629,232
FireEye Inc.	92,806	1,651,947	*
HubSpot Inc.	3,200	2,163,488	*
Microsoft Corp.	34,209	9,644,201
Palo Alto Networks Inc.	8,091	3,875,589	*
salesforce.com Inc.	19,624	5,322,421	*
Splunk Inc.	20,448	2,959,030	*
Workday Inc., Class A Shares	7,048	1,761,225	*
Total Software		46,801,526
Technology Hardware, Storage & Peripherals — 5.4%
Apple Inc.	35,260	4,989,290
Seagate Technology Holdings	54,229	4,474,977
Western Digital Corp.	40,038	2,259,745	*
Total Technology Hardware, Storage & Peripherals		11,724,012
Total Information Technology		92,594,478
Materials — 0.9%
Chemicals — 0.9%
Ecolab Inc.	9,009	1,879,458

See Notes to Financial Statements.

16	ClearBridge All Cap Growth ESG ETF 2021 Annual Report

ClearBridge All Cap Growth ESG ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Real Estate — 1.2%
Equity Real Estate Investment Trusts (REITs) — 1.2%
Equinix Inc.	3,406	$2,691,183
Total Investments before Short-Term Investments (Cost — $150,224,915)		214,210,552

	Rate
Short-Term Investments — 2.0%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $4,406,954)	0.006%	4,406,954	4,406,954
Total Investments — 100.0% (Cost — $154,631,869)			218,617,506
Liabilities in Excess of Other Assets — (0.0)%††			(20,920)
Total Net Assets — 100.0%			$218,596,586

††	Represents less than 0.1%.

*	Non-income producing security.

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge All Cap Growth ESG ETF 2021 Annual Report	17

Statement of assets and liabilities

September 30, 2021

Assets:
Investments, at value (Cost — $154,631,869)	$218,617,506
Dividends and interest receivable	78,562
Total Assets	218,696,068

Liabilities:
Investment management fee payable	99,482
Total Liabilities	99,482
Total Net Assets	$218,596,586

Net Assets:
Par value (Note 5)	$45
Paid-in capital in excess of par value	148,856,129
Total distributable earnings (loss)	69,740,412
Total Net Assets	$218,596,586

Shares Outstanding	4,500,000

Net Asset Value	$48.58

See Notes to Financial Statements.

18	ClearBridge All Cap Growth ESG ETF 2021 Annual Report

Statement of operations

For the Year Ended September 30, 2021

Investment Income:
Dividends	$ 1,765,340
Interest	253
Less: Foreign taxes withheld	(4,745)
Total Investment Income	1,760,848

Expenses:
Investment management fee (Note 2)	1,127,968
Total Expenses	1,127,968
Net Investment Income	632,880

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	16,902,181
Change in Net Unrealized Appreciation (Depreciation) From Investments	25,366,016
Net Gain on Investments	42,268,197
Increase in Net Assets From Operations	$42,901,077

See Notes to Financial Statements.

ClearBridge All Cap Growth ESG ETF 2021 Annual Report	19

Statements of changes in net assets

For the Years Ended September 30,	2021	2020

Operations:
Net investment income	$632,880	$941,887
Net realized gain	16,902,181	3,647,084
Change in net unrealized appreciation (depreciation)	25,366,016	31,970,162
Increase in Net Assets From Operations	42,901,077	36,559,133

Distributions to Shareholders From (Note 1):
Total distributable earnings	(960,002)	(1,096,746)
Decrease in Net Assets From Distributions to Shareholders	(960,002)	(1,096,746)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (500,000 and 900,000 shares issued, respectively)	23,691,687	30,279,640
Cost of shares repurchased (600,000 and 350,000 shares repurchased, respectively)	(28,611,753)	(12,387,450)
Increase (Decrease) in Net Assets From Fund Share Transactions	(4,920,066)	17,892,190
Increase in Net Assets	37,021,009	53,354,577

Net Assets:
Beginning of year	181,575,577	128,221,000
End of year	$218,596,586	$181,575,577

See Notes to Financial Statements.

20	ClearBridge All Cap Growth ESG ETF 2021 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
	2021[1]	2020[1]	2019[1]	2018[1]	2017[1,2]

Net asset value, beginning of year	$39.47	$31.66	$31.39	$26.16	$24.84

Income from operations:
Net investment income	0.14	0.21	0.24	0.17	0.06
Net realized and unrealized gain	9.18	7.86	0.21	5.13	1.26
Total income from operations	9.32	8.07	0.45	5.30	1.32

Less distributions from:
Net investment income	(0.21)	(0.22)	(0.18)	(0.07)	—
Net realized gains	—	(0.04)	—	—	—
Total distributions	(0.21)	(0.26)	(0.18)	(0.07)	—

Net asset value, end of year	$48.58	$39.47	$31.66	$31.39	$26.16
Total return, based on NAV[3]	23.67%	25.60%	1.55%	20.28%	5.31%

Net assets, end of year (000s)	$218,597	$181,576	$128,221	$64,356	$36,627

Ratios to average net assets:
Gross expenses	0.53%	0.53%	0.53%	0.53%	0.53%[4]
Net expenses	0.53	0.53	0.53	0.53	0.53 [4]
Net investment income	0.30	0.60	0.80	0.59	0.62 [4]

Portfolio turnover rate[5]	15%	17%	16%	15%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 3, 2017 (inception date) to September 30, 2017.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

ClearBridge All Cap Growth ESG ETF 2021 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge All Cap Growth ESG ETF (prior to July 1, 2021, the Fund was known as ClearBridge All Cap Growth ETF) (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to achieve long-term capital appreciation through investing in a diversified portfolio of large, medium and small capitalization stocks that have the potential for above-average long-term earnings and/or cash flow growth.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services,

22	ClearBridge All Cap Growth ESG ETF 2021 Annual Report

which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

ClearBridge All Cap Growth ESG ETF 2021 Annual Report	23

Notes to financial statements (cont’d)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$214,210,552	—	—	$214,210,552
Short-Term Investments†	4,406,954	—	—	4,406,954
Total Investments	$218,617,506	—	—	$218,617,506

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

24	ClearBridge All Cap Growth ESG ETF 2021 Annual Report

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

ClearBridge All Cap Growth ESG ETF 2021 Annual Report	25

Notes to financial statements (cont’d)

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(10,852,812)	$10,852,812

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.53% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays ClearBridge 70% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the distributor of Creation Units for the Fund on an agency basis. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

26	ClearBridge All Cap Growth ESG ETF 2021 Annual Report

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$30,885,691
Sales	31,408,348

During the year ended September 30, 2021, in-kind transactions (Note 5) were as follows:

Contributions	$23,226,930
Redemptions	27,906,774
Realized gain (loss)*	10,861,287

*	Net realized gains on redemptions in-kind are not taxable to the remaining shareholders of the Fund.

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At September 30, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$154,675,678	$66,872,073	$(2,930,245)	$63,941,828

4. Derivative instruments and hedging activities

During the year ended September 30, 2021, the Fund did not invest in derivative instruments.

5. Fund share transactions

At September 30, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 50,000 shares of the

ClearBridge All Cap Growth ESG ETF 2021 Annual Report	27

Notes to financial statements (cont’d)

Fund constitute a Creation Unit. Such transactions are made principally on an in-kind basis and under some circumstances partially on a cash basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$960,002	$938,004
Net long-term capital gains	—	158,742
Total distributions paid	$960,002	$1,096,746

As of September 30, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$921,289
Undistributed long-term capital gains — net	4,877,296
Total undistributed earnings	$5,798,585
Unrealized appreciation (depreciation)(a)	63,941,827
Total distributable earnings (loss) — net	$69,740,412

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

7. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

28	ClearBridge All Cap Growth ESG ETF 2021 Annual Report

8. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

9. Subsequent event

In September 2021, the Fund’s Board of Trustees approved changing the Fund’s fiscal year end from September 30th to March 31st.

ClearBridge All Cap Growth ESG ETF 2021 Annual Report	29

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of ClearBridge All Cap Growth ESG ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge All Cap Growth ESG ETF (one of the funds constituting Legg Mason ETF Investment Trust, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for the four years ended September 30, 2021 and the period May 3, 2017 (inception date) through September 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years ended September 30, 2021 and the financial highlights for each of the four years in the period ended September 30, 2021 and for the period May 3, 2017 (inception date) through September 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

November 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948

30	ClearBridge All Cap Growth ESG ETF 2021 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on June 15, 2021 for shareholders of record as of March 1, 2021 (the “Record Date”) to elect the Board of Trustees of the Trust.

Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective July 1, 2021, the Board is composed of the following Trustees:

Trustees	For	Withheld
Deborah D. McWhinney	941,735,402	14,088,498
Rohit Bhagat	943,565,325	12,258,574
Anantha K. Pradeep	942,060,249	13,763,651
Jennifer M. Johnson	943,888,843	11,935,057

ClearBridge All Cap Growth ESG ETF	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge All Cap Growth ESG ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is One Franklin Parkway, San Mateo, California 94403-1906. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Rohit Bhagat

Year of birth	1964

Position(s) with Trust	Lead Independent Trustee

Term of office[1] and length of time served[2]	Since July 2021

Principal occupation(s) during the past five years	Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015- present); and formerly, Chairman, Asia Pacific, BlackRock (2009- 2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).

Number of funds in fund complex overseen by Trustee	59

Other Directorships held by Trustee during the past five years	AssetMark Financial Holdings, Inc. (investment solutions) (2018- present) and PhonePe (payment and financial services) (2020- present); and formerly, Axis Bank (financial) (2013-2021), FlipKart Limited (eCommerce company) (2019-2020), CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

Deborah D. McWhinney

Year of birth	1955

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since July 2021

Principal occupation(s) during the past five years	Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011- 2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).

Number of funds in fund complex overseen by Trustee	59

Other Directorships held by Trustee during the past five years	IHS Markit (information services) (2015-present), Borg Warner (automotive) (2018-present) and LegalShield (consumer services) (2020-present); and formerly, Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partners, LLC (financial services) (2018-2020).

32	ClearBridge All Cap Growth ESG ETF

Independent Trustees† (cont’d)

Anantha K. Pradeep

Year of birth	1963

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since July 2021

Principal occupation(s) during the past five years	Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009- present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).

Number of funds in fund complex overseen by Trustee	59

Other Directorships held by Trustee during the past five years	None

Interested Trustee and Officer

Jennifer M. Johnson3*

Year of birth	1964

Position(s) with Trust	Trustee and Chairperson of the Board

Term of office[1] and length of time served[2]	Since July 2021

Principal occupation(s) during the past five years	Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of eight of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Number of funds in fund complex overseen by Trustee	70

Other Directorships held by Trustee during the past five years	None

Additional Officers

Alison E. Baur Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1964

Position(s) with Trust	Vice President

Term of office[1] and length of time served[2]	Since July 2021

Principal occupation(s) during the past five years	Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

ClearBridge All Cap Growth ESG ETF	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Fred Jensen Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1963
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003).

Harris Goldblat Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1969
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Associate General Counsel to Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director and Associate General Counsel of Legg Mason & Co. (2005 to 2020).

Steven J. Gray Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1955
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

34	ClearBridge All Cap Growth ESG ETF

Additional Officers (cont’d)

Matthew T. Hinkle Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1971
Position(s) with Trust	Chief Executive Officer – Finance and Administration
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Vice President – AML Compliance
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020).

ClearBridge All Cap Growth ESG ETF	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Patrick O’Connor Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1967
Position(s) with Trust	President and Chief Executive Officer – Investment Management
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; officer of five of the investment companies in Franklin Templeton; and formerly, Managing Director, Head of iShares Product Canada, BlackRock (1998-2014).

Vivek Pai Franklin Templeton 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1970
Position(s) with Trust	Treasurer, Chief Financial Officer and Chief Accounting Officer
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Treasurer, U.S. Fund Administration & Reporting and officer of five of the investment companies in Franklin Templeton.

Navid J. Tofigh Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1972
Position(s) with Trust	Vice President and Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1960
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

36	ClearBridge All Cap Growth ESG ETF

Additional Officers (cont’d)

Lori A. Weber Franklin Templeton 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective July 1, 2021, Ms. Johnson became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Johnson is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge All Cap Growth ESG ETF	37

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended September 30, 2021:

	Pursuant to:	Amount Reported
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$1,442,121
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$1,694,468

38	ClearBridge All Cap Growth ESG ETF

ClearBridge

All Cap Growth ESG ETF

Trustees*

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson**

Chair

*	During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the funds of Legg Mason ETF Investment Trust, effective July 1, 2021.

** Effective July 1, 2021, Ms. Johnson became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Custodian

The Bank of New York Mellon

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge All Cap Growth ESG ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

ClearBridge All Cap Growth ESG ETF

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge All Cap Growth ESG ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

CBAX413411 11/21 SR21-4268

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Rohit Bhagat possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Rohit Bhagat as the Audit Committee’s financial expert. Rohit Bhagat is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2020 and September 30, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $20,400 in September 30, 2020 and $20,400 in September 30, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2020 and $0 in September 30, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in September 30, 2020 and $10,000 in September 30, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in September 30, 2020 and $0 in September 30, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2020 and September 30, 2021; Tax Fees were 100% and 100% for September 30, 2020 and September 30, 2021; and Other Fees were 100% and 100% for September 30, 2020 and September 30, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $707,833 in September 30, 2020 and $643,089 in September 30, 2021.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Rohit Bhagat

Deborah D. McWhinney
Anantha K. Pradeep
Jennifer M. Johnson**

* During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the funds of Legg Mason ETF Investment Trust, effective July 1, 2021.

** Effective July 1, 2021, Ms. Johnson became Chair.

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date:	November 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date:	November 26, 2021

By:	/s/ Vivek Pai
Vivek Pai
Principal Financial Officer

Date:	November 26, 2021